AID ASSOCIATION FOR LUTHERANS

POWER OF ATTORNEY

Each of the undersigned directors and/or officers of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”) and the Depositor of AAL Variable Annuity Account I, AAL Variable Annuity Account II, AAL Variable Life Account I, LB Variable Annuity Account I, LB Variable Insurance Account I, and Thrivent Variable Annuity Account I (the “Registrants”), hereby makes, constitutes and appoints Brett L. Agnew, John C. Bjork, Rodney A. DeWalt, Woodrow E. Eno, and James E. Nelson, and each or any of them, as his or her true and lawful attorney-in-fact, to sign and affix his or her name as such director and/or officer of the Society to any applications, registration statements, periodic reports, or other applicable forms relating to the Registrants, including all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and grants to any or all of them the full power and authority to do and perform each and every act necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 9th day of May, 2002.

/s/ Richard E. Beumer                           /s/ Dr. Addie J. Butler
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Richard E. Beumer                               Dr. Addie J. Butler

/s/ Elizabeth A. Duda                           /s/ John O. Gilbert
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Elizabeth A. Duda                               John O. Gilbert

/s/ Gary J. Greenfield                          /s/ Robert H. Hoffman
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Gary J. Greenfield                              Robert H. Hoffman

/s/ James M. Hushagen                           /s/ Richard C. Kessler
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James M. Hushagen                               Richard C. Kessler

/s/ Richard C. Lundell                          /s/ John P. McDaniel
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Richard C. Lundell                              John P. McDaniel

/s/ Paul W. Middeke                             /s/ Bruce J. Nicholson
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Paul W. Middeke                                 Bruce J. Nicholson

/s/ Robert B. Peregrine                         /s/ Paul D. Schrage
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Robert B. Peregrine                             Paul D. Schrage

/s/ Dr. Kurt M. Senske                          /s/ Dr. Albert K. Siu
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Dr. Kurt M. Senske                              Dr. Albert K. Siu

/s/ Roger G. Wheeler                            /s/ Thomas R. Zehnder
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Roger G. Wheeler                                Thomas R. Zehnder

/s/ Lawrence W. Stranghoener                    /s/ Randall L. Boushek
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Lawrence W. Stranghoener                        Randall L. Boushek
(Principal Financial Officer)                   (Principal Accounting Officer)